Exhibit 10.44

EXECUTION VERSION

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder”), dated as of January 30, 2014 and effective as of January 1, 2014, is among SHENTEL CABLE OF SHENANDOAH COUNTY, LLC, a Virginia limited liability company (“New Subsidiary”), SHENANDOAH TELECOMMUNICATIONS COMPANY, a Virginia corporation (“Borrower”), the Guarantors under the Credit Agreement (as hereinafter defined), the Grantors under the Pledge and Security Agreement (as defined in the Credit Agreement), and CoBANK, ACB, as Administrative Agent (“Administrative Agent”) under that certain Amended and Restated Credit Agreement, dated as of September 14, 2012, among Borrower, the Guarantors party thereto, Administrative Agent, CoBank, ACB, as a Lender, and such other Lenders as may from time to time become a party thereto (as amended, modified, extended or restated from time to time, the “Credit Agreement”).  All of the defined terms in the Credit Agreement are incorporated herein by reference.

Borrower is required by Subsection 2.12 of the Credit Agreement to cause New Subsidiary to become a “Guarantor” and a “Loan Party” thereunder and to become a “Guarantor” and a “Grantor” under the Pledge and Security Agreement.  New Subsidiary will obtain benefits as a result of the continued extension of credit to Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Joinder.  Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to continue to extend credit to Borrower under the Credit Agreement, New Subsidiary, Borrower, each existing Guarantor, each existing Grantor and Administrative Agent, for the benefit of the Secured Parties, hereby agree as follows:

1.	New Subsidiary and Administrative Agent, on behalf of itself and the Lenders, hereby acknowledge, agree and confirm that, by New Subsidiary’s execution of this Joinder, New Subsidiary will be deemed to be a party to the Credit Agreement and a “Guarantor” and a “Loan Party” for all purposes of the Credit Agreement, including, Subsection 9.20 thereof, and the other Loan Documents, and shall have all of the obligations and rights of a Guarantor and a Loan Party thereunder as if it had executed the Credit Agreement and the other Loan Documents. New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Documents, including, (i) all of the representations and warranties of a Loan Party set forth in Section 5 of the Credit Agreement, (ii) all of the affirmative and negative covenants set forth in Sections 2, 3 and 4 of the Credit Agreement, and (iii) the right of set off set forth in Subsection 6.7 of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, New Subsidiary hereby jointly and severally, together with the other Guarantors, unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Secured Obligations strictly in accordance with the terms thereof, on order, or demand, and that in the case of any extension of time of payment or renewal of any of the Secured Obligations of Borrower, the same will be promptly paid in full when due in accordance with the terms of such extension or renewal, all as provided in the Credit Agreement, including, Subsection 9.20 of the Credit Agreement.

2.	New Subsidiary and Administrative Agent, on behalf of itself and the Lenders, hereby acknowledge, agree and confirm that, by its execution of this Joinder, New Subsidiary will be deemed to be a party to the Pledge and Security Agreement and a “Guarantor” and a “Grantor” for all purposes of the Pledge and Security Agreement and the other Loan Documents, and shall have all the obligations and rights of a Guarantor and a Grantor thereunder as if it had executed the Pledge and Security Agreement. New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Pledge and Security Agreement, including, all of the representations and warranties and all of the negative and affirmative covenants set forth in the Pledge and Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 2, New Subsidiary hereby grants to Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in its Collateral, all on the terms and subject to the conditions set forth in the Pledge and Security Agreement.

3.	New Subsidiary acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and the Pledge and Security Agreement and the annexes and exhibits thereto. Each of the parties hereto acknowledges and agrees that the information on the schedules to the Credit Agreement and annexes to the Pledge and Security Agreement are hereby amended to provide the information shown on the attached Schedule A.

4.	Except to the extent excluded pursuant to Section 2.3 of the Pledge and Security Agreement, each of the parties hereto acknowledges and confirms that the Equity Interests described in the Annex A to the attached Schedule A are part of the Equity Interests within the meaning of the Pledge and Security Agreement and are part of the Collateral and secure all of the Secured Obligations as provided in the Pledge and Security Agreement.

5.	Each of Borrower, the existing Guarantors, and the existing Grantors confirms that all of its obligations under the Credit Agreement, the Pledge and Security Agreement, and the other Loan Documents are, and upon the New Subsidiary becoming a Guarantor and Grantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the New Subsidiary becoming a Guarantor and Grantor the term “Obligations” and “Secured Obligations”, as used in the Credit Agreement, the Pledge and Security Agreement and the other Loan Documents, shall include all obligations of the New Subsidiary under the Credit Agreement, the Pledge and Security Agreement and under each other Loan Document.

6.	Each of Borrower, New Subsidiary, the existing Guarantors and the existing Grantors agree that at any time and from time to time, upon the written request of Administrative Agent, they will execute and deliver such further documents and do such further acts and things as Administrative Agent may reasonably request in order to effect the purposes of this Joinder.

7.	This Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

8.	This Joinder shall be governed by and shall be construed in accordance with the internal laws of the State of Colorado, without regard to conflicts of law principles that require or permit application of the laws of any other state or jurisdiction.

9.	This Joinder shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement.

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IN WITNESS WHEREOF, each of Borrower, New Subsidiary, the existing Guarantors, the existing Grantors and Administrative Agent, for the benefit of Administrative Agent and the other Secured Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

SHENANDOAH TELECOMMUNICATIONS COMPANY, as Borrower and a Grantor

By:	/s/
Name: Christopher E. French
Title: President

SHENTEL CABLE OF SHENANDOAH COUNTY, LLC, as the New Subsidiary

By:	/s/
Name: Christopher E. French
Title: President

SHENANDOAH CABLE TELEVISION, LLC,
SHENANDOAH PERSONAL COMMUNICATIONS, LLC,
SHENANDOAH MOBILE, LLC,
SHENTEL MANAGEMENT COMPANY,
SHENTEL COMMUNICATIONS, LLC, as existing Guarantors and existing Grantors

By:	/s/
Name: Christopher E. French
Title: President

COBANK, ACB,
as Administrative Agent

By:	/s/
Name: Gloria Hancock
Title: Vice President